Statutory Reserves and Increase in Capital	12 Months Ended
Dec. 31, 2019
Statutory Reserves [Abstract]
STATUTORY RESERVES AND INCREASE IN CAPITAL

Note 16 – STATUTORY RESERVES AND INCREASE IN CAPITAL

According to the Company Law in the PRC, companies are required to set aside 10% of their after-tax profit to general reserves each year, based on the PRC accounting standards, until the cumulative total of such reserves reaches 50% of the registered capital. These general reserves are not distributable as cash dividends to equity owners. The Company had appropriated $5,818,330 and $3,916,149 to statutory reserves as of December 31, 2019 and 2018, respectively.

On March 29, 2019, the Company increased the registered capital of Taiying using funds from its retained earnings. As a result, $3,871,871 of retained earnings was transferred to additional paid-in capital during the year ended December 31, 2019.